UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

SS&C TECHNOLOGIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	01-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT 06095	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On May 23, 2012, SS&C Technologies Holdings, Inc., a Delaware corporation (“SS&C Holdings”), entered into a First Amendment to Credit Agreement (the “Amendment”), amending the Credit Agreement, dated as of March 14, 2012 (the “Credit Agreement”), among SS&C Technologies, Inc., a Delaware corporation and wholly owned subsidiary of SS&C Holdings (“SS&C Technologies”), SS&C Technologies Holdings Europe S.A.R.L., a Luxembourg société à responsabilité limitée and an indirect wholly-owned subsidiary of SS&C Holdings, as the borrowers, SS&C Holdings, certain subsidiaries of SS&C Technologies as guarantors, Deutsche Bank AG New York Branch, as administrative agent, swing line lender and letter of credit issuer, the other lenders party thereto and Deutsche Bank Securities, Inc., Barclays Bank PLC, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Amendment.

The Amendment modified certain provisions of the Credit Agreement, including (i) increasing the aggregate amount of Term A-2 Commitments by $25,000,000, with a corresponding $25,000,000 reduction in the Term B-2 Commitments; and (ii) increasing the applicable interest rate margin for Term B-1 and Term B-2 Loans by 0.75% per annum. Certain of the modifications to the Credit Agreement effectuated by the Amendment resulted from the exercise of market flex rights by the joint lead arrangers in connection with the syndication process.

The foregoing description of the Amendment does not purport to be a complete statement of the parties’ rights under such agreement and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In the ordinary course of business, the joint lead arrangers and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with SS&C Holdings, SS&C Technologies and their affiliates for which the joint lead arrangers and their affiliates have in the past received, and may in the future receive, customary fees.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2012	SS&C TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of May 23, 2012, among SS&C Technologies Holdings, Inc., SS&C Technologies, Inc., SS&C Technologies Holdings Europe S.A.R.L., the Lenders party thereto, Deutsche Bank AG New York Branch, as administrative agent, and certain subsidiaries of SS&C Technologies, Inc. as guarantors (1)

(1)

Certain schedules to the First Amendment to Credit Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of such schedules to the SEC upon request.